FULTON FINANCIAL CORPORATION

DEFERRED COMPENSATION PLAN

(As Amended and Restated Effective January 1, 2014)

TABLE OF CONTENTS

ARTICLE I.	DEFINITIONS	.............................................................................................................................................................................................	1
Section 1.01:	Account	..............................................................................................................................................................................................	1
Section 1.02:	Administrator	............................................................................................................................................................................................	2
Section 1.03:	Beneficiary	............................................................................................................................................................................................	2
Section 1.04:	Code	............................................................................................................................................................................................	2
Section 1.05:	Compensation	............................................................................................................................................................................................	2
Section 1.06:	Compensation Deferral Subaccount	............................................................................................................................................................................................	2
Section 1.07:	Employee	............................................................................................................................................................................................	2
Section 1.08:	Employer	........................................................................................................................................................	2
Section 1.09:	Matching Contribution Subaccount	............................................................................................................................................................................................	3
Section 1.10:	Participant	............................................................................................................................................................................................	3
Section 1.11:	Plan	............................................................................................................................................................................................	3
Section 1.12:	Plan Year	............................................................................................................................................................................................	3

ARTICLE II.	PARTICIPATION	............................................................................................................................................................................................	3
Section 2.01:	Participation	............................................................................................................................................................................................	3
Section 2.02:	Separation from Service/Transfers	............................................................................................................................................................................................	3

ARTICLE III.	CONTRIBUTIONS/ACCOUNTS	............................................................................................................................................................................................	4
Section 3.01:	Participant Compensation Deferrals and Matching Contributions	............................................................................................................................................................................................	4
Section 3.02:	Account Earnings	............................................................................................................................................................................................	5
Section 3.03:	Accounts	............................................................................................................................................................................................	5

ARTICLE IV.	BENEFITS	............................................................................................................................................................................................	6
Section 4.01:	Payment of Benefits	............................................................................................................................................................................................	6
Section 4.02:	Method of Payment	............................................................................................................................................................................................	6
Section 4.03:	Hardship Distributions	............................................................................................................................................................................................	7

ARTICLE V.	ADMINISTRATION	............................................................................................................................................................................................	9
Section 5.01:	Administrative Authority	............................................................................................................................................................................................	9
Section 5.02:	Claims Procedure	............................................................................................................................................................................................	10

ARTICLE VI.	MISCELLANEOUS	............................................................................................................................................................................................	11
Section 6.01:	Treatment of Employers	............................................................................................................................................................................................	11
Section 6.02:	Amendment	............................................................................................................................................................................................	11
Section 6.03:	Termination	............................................................................................................................................................................................	11
Section 6.04:	No Assignment	............................................................................................................................................................................................	12
Section 6.05:	No Guarantee of Employment/Participant's Rights Unsecured	............................................................................................................................................................................................	12
Section 6.06:	Governing Law	............................................................................................................................................................................................	12

FULTON FINANCIAL CORPORATION

DEFERRED COMPENSATION PLAN

(As Amended and Restated Effective January 1, 2014)

THIS AMENDED AND RESTATED DEFERRED COMPENSATION PLAN (“Plan”) is adopted this _______ day of ________________, 2013, by FULTON FINANCIAL CORPORATION, on behalf of itself and its subsidiaries, as identified herein (individually and collectively, the "Employer");

W I T N E S S E T H:

WHEREAS, the Employer believes that a greater interest in and loyalty to it would result from, and the post-service security of its directors and certain of its employees would be furthered by, providing an income after retirement for such individuals; and

WHEREAS, in furtherance of said belief the Employer established the Plan, effective January 1, 1996, and previously amended and restated it in its entirety effective generally January 1, 2005, to comply with changes in Federal income tax law applicable to nonqualified deferred compensation plans, and to provide a level of investment flexibility to Plan Participants; and

WHEREAS, to provide certain employees who participate in the Fulton Financial Corporation 401(k) Retirement Plan (the “Fulton 401(k) Plan”), under which the Employer makes a fully vested matching contribution on up to 5% of the employee’s annual compensation that is not in excess of the maximum compensation that can be taken into account under the Fulton 401(k) Plan, with an opportunity to receive such matching contribution based on any such excess compensation, the Employer amended and restated the Plan in its entirety, effective generally January 1, 2008; and

WHEREAS, the Employer, desiring to incorporate certain modifications to the Plan for purposes of updating and clarifying various Plan provisions, simplifying Plan administration and coordinating the Plan’s operations with other benefit programs of the Employer, intends hereby to amend and restate the Plan in its entirety, effective generally January 1, 2014; and

WHEREAS, the board of directors of Fulton Financial Corporation has adopted resolutions approving the amendment and restatement of the Plan, on behalf of itself and its subsidiaries and authorizing its officers to execute this Plan document.

NOW, THEREFORE, effective January 1, 2014, except where otherwise indicated, the Employer hereby adopts this amended and restated Deferred Compensation Plan as hereinafter provided.

ARTICLE I. - DEFINITIONS

Section 1.01:  Account.  The account consisting of the amounts credited to a Participant's Compensation Deferral Subaccount and Matching Contribution Subaccount.

Section 1.02:  Administrator.  Fulton Financial Corporation.  Fulton Financial Corporation may delegate  responsibility for the administration of the Plan to such person(s), committee(s) or organization(s) as Fulton Financial Corporation's board of directors may direct.

Section 1.03:  Beneficiary.  Any person or persons designated by a Participant on a beneficiary designation form or, if there should be no such designation or if the designated person(s) should predecease the Participant, the spouse, children, parents, brothers and sisters, and estate of the Participant, in the order listed.

Section 1.04:  Code.  The Internal Revenue Code of 1986, as amended.

Section 1.05:  Compensation.  In the case of a Participant who is a member of the Employer's board of directors or advisory boards, the total fees paid by the Employer to the Participant for a year for serving on the board of directors.  In the case of a Participant who is employed by the Employer, Compensation for a year shall mean the Participant’s “Compensation,” as defined in the Fulton 401(k) Plan, but including any amounts contributed by the Participant to an Account under this Plan, and disregarding any limitation under Code section 401(a)(17).

Section 1.06:  Compensation Deferral Subaccount.  The individual subaccount maintained for each Participant to which is credited a Participant's Compensation Deferrals under Section 3.01 hereof.  The Compensation Deferral Subaccount shall consist of two separate sub-subaccounts:  the Compensation Deferral Subaccount A, which shall be credited with a Participant’s Compensation Deferrals under Section 3.01 hereof related to Compensation earned prior to January 1, 2005, along with earnings attributable thereto; and the Compensation Deferral Subaccount B, which shall be credited with a Participant’s Compensation Deferrals under Section 3.01 hereof related to Compensation earned on and after January 1, 2005 along with earnings attributable thereto.

Section 1.07:    Employee.  Any person:  (i) who is a member of the Employer's board of directors, (ii) who is employed by the Employer in a position in senior management, (iii) who is employed by the Employer in a position as a Senior Vice President or higher with annual base pay in excess of $100,000, or (iv) who is a member of any Employer advisory board.  No person in the service of the Employer who is not a member of the Employer's board of directors, an advisory board, or a member of a select group of management or highly compensated employees as such group is described in section 201(2) of ERISA shall be eligible to participate hereunder.

Section 1.08:    Employer.  Fulton Financial Corporation; The Columbia Bank; Fulton Bank of New Jersey; SNB Services, LLC; Swineford National Bank; FFC Management, Inc.; Fulton Insurance Services Group, Inc.; CW & Company of Virginia; Fulton Bank, N.A.; Lafayette Ambassador Bank; LAB Services, LLC; FFA Services, LLC; FNB Bank, N.A.;  FNB Services, LLC; and  Fulton Services, LLC, and any successor thereto which assumes the obligations hereunder; and any other entity which adopts this Plan with the consent of Fulton Financial Corporation.  While these entities are collectively referred to as the "Employer," each such entity shall, for all purposes hereof, be deemed an "Employer" only with respect to its own Employees.

Section 1.09:    Matching Contribution Subaccount.  The individual subaccount maintained for each Participant to which is credited a Participant's Matching Contributions under Section 3.01 hereof.

Section 1.10:  Participant.  An Employee who becomes a Participant as provided in Article II.

Section 1.11:  Plan.  The nonqualified, unfunded, deferred compensation plan set forth in this document and any amendments thereto.  This Plan is intended to be treated as an unfunded deferred compensation plan under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and as a nonqualified deferred compensation plan under section 409A of the Code.

Section 1.12:  Plan Year.  The twelve consecutive month period beginning on January 1 of each calendar year.

ARTICLE II. -PARTICIPATION

Section 2.01:   Participation.  Subject to the Administrator’s discretion in deciding any person’s status as an Employee eligible to participate, an Employee shall become a Participant in the Plan by completing and delivering to the Administrator an election form under which the Employee's Compensation is reduced and the amount of such reduction is credited to the Employee's Account hereunder.  The effective date of the Employee's participation hereunder shall be the first day of the Plan Year immediately following the end of the Plan Year in which the completed election form is received by the Administrator pursuant to the procedures described in Section 3.01(a).

Section 2.02:Separation from Service/Transfers.

(a) With respect to any Participant who separates from service with the Employer, Compensation Deferrals under Section 3.01(a) shall cease not later than the close of the first payroll period ending after the Participant’s separation from service.  If such former Employee recommences service with the Employer, his eligibility to resume making Compensation Deferrals shall be determined under Section 2.01.

(b) With respect to any Participant who ceases to be a member of a select group of management or highly compensated employees, as such group is described in section 201(2) of ERISA, without a separation from service, Compensation Deferrals under Section 3.01(a) shall cease as of the close of the last payroll period for the Plan Year in which the Participant ceases being a member of such group.  If such person again becomes a member of a select group of management or highly compensated employees, his eligibility to resume making Compensation Deferrals shall be determined under Section 2.01.

(c) Any Participant who transfers to and becomes employed by a different Employer shall continue to participate hereunder.  Each Employer who employs such Participant shall be deemed the Participant's "Employer" only for the period during which the Employer employed the Participant.

ARTICLE III. - CONTRIBUTIONS/ACCOUNTS

Section 3.01:  Participant Compensation Deferrals and Matching Contributions.

(a) In accordance with rules established by the Administrator, a Participant may elect to defer all or a portion of his Compensation which is due to be earned and which would otherwise be paid to the Participant.  Amounts so deferred will be considered a Participant's "Compensation Deferrals."  A Participant shall make or change such an election with respect to a Plan Year during the period beginning November 1 and ending December 31 of the immediately preceding Plan Year (“Election Period”).  The Participant’s election for any Plan Year shall be irrevocable as of the end of the Election Period for such Plan Year; provided, however, that in the event of a distribution upon Hardship or Unforeseeable Emergency pursuant to Section 4.03(a) or (b), the Participant’s election shall be canceled as of the first payroll period following such distribution.

(b) A Compensation Deferral election is made by executing and delivering to the Administrator an election form during the Election Period described in Section 3.01(a).  The election is effective only for the Plan Year immediately following the end of the Election Period for such Plan Year.  To make Compensation Deferrals in subsequent Plan Years, a Participant must affirmatively elect to make such Compensation Deferrals during the Election Period for each such Plan Year.

(c) There shall be established and maintained for each Participant a Compensation Deferral Subaccount to which shall be credited amounts equal to the Participant's Compensation Deferrals.  A Participant shall always be one hundred percent (100%) vested in his Compensation Deferral Subaccount (and the investment gains and losses deemed credited thereto).

(d) Certain Participants shall receive under this Plan a Matching Contribution up to the amount, if any, the Participant would have received as a matching contribution under the Fulton 401(k) Plan but for the qualified plan limits applicable under the Fulton 401(k) Plan, to the extent that matching contributions were not received under the Fulton 401(k) Plan due to such limits.  Each Participant hereunder (i) who is a senior executive officer of an Employer, a divisional president or a member of the Fulton Financial Corporation Management Committee; (ii) who is also eligible to  participate in the Fulton 401(k) Plan, (iii) whose Compensation in any year is in excess of the maximum amount of annual compensation (Code section 401(a)(17) limit, as indexed) that can be taken into account under the Fulton 401(k) Plan, and (iv) who makes Compensation Deferrals under this Plan for such year out of his Compensation that is excess of the maximum amount of annual compensation that can be taken into account under the Fulton 401(k) Plan, shall be eligible hereunder for a Matching Contribution on such Compensation Deferrals at the same matching rate that is in effect that year under the Fulton 401(k) Plan; provided, however,  the maximum amount of Matching Contributions available to a Participant hereunder for any year shall be the amount of additional employer matching contributions for such year that could have been credited to the Participant under the Fulton 401(k) Plan if the qualified plan limits (including limits on compensation, annual additions and Participant deferrals) were not in effect.  An eligible Participant’s Matching Contributions hereunder shall be determined as soon as practicable after the end of a Plan Year and promptly credited to the Participant’s Matching Contribution Subaccount.  A Participant shall always be one hundred percent (100%) vested in the Participant’s Matching Contribution Subaccount (and the investment gains and losses deemed credited thereto).

Section 3.02:  Account Earnings.  Amounts credited to a Participant’s Account shall be invested until the date distributed to the Participant, in accordance with the Participant’s direction, between and among one or more investment alternatives selected from time to time by the Administrator and made available under the Plan and under the terms of the Fulton Financial Corporation Nonqualified Deferred Compensation Benefits Trust (hereinafter, the “Trust”).  In the absence of Participant directions, a Participant’s Account shall be invested in the available investment alternative that is designated from time to time under the trust agreement for the Trust as the default investment fund.  Rules and procedures governing the frequency and manner of Participant investment directions shall be established by the Administrator and communicated to Participants.

Section 3.03:  Accounts.  The amounts credited to the Accounts maintained hereunder for the Participants shall be held under the terms of the trust agreement for the Trust, shall be segregated from the operating assets of the Employer, and shall be actually invested within the Trust between and among the available Trust investment alternatives in accordance with Participant directions.  The Trust shall be a grantor trust for income tax purposes, and all Trust assets shall be available to satisfy claims of Employer creditors in the event of an Employer insolvency.

ARTICLE IV. - BENEFITS

Section 4.01:  Payment of Benefits.  A Participant's benefit shall become payable when the Participant attains age 62 or, if later, upon the termination of the Participant's service as a director or the Participant's separation from service with the Employer for any reason (whether by reason of death, retirement, disability, resignation or discharge).  The Participant (or his Beneficiary) shall be entitled to a benefit equal to the amount then credited to the Participant's Account (less any amounts required to be withheld for tax purposes).  Said benefit shall be distributed in accordance with this Article.

Section 4.02:  Method of Payment.

(a) No later than 12 months prior to the date a Participant's benefit becomes payable, the Participant may select from the following forms the manner in which the amounts credited to his Compensation Deferral Subaccount A shall be distributed.

(1) Single, lump sum payment; or
(2) Substantially equal monthly or annual installments over a period of not more than twenty (20) years.
A Participant shall select the desired form of distribution by completing and timely filing a payment election form with the Administrator.  If a Participant fails to file a payment election form at least 12 months prior to the date the benefit becomes payable, then the Employer shall pay the benefit in substantially equal monthly installments over a period of five (5) years.  A Participant may change his payment election at any time prior to commencement of the 12-month period ending on the date the benefit becomes payable.  The payment election in effect on the date such 12-month period commences shall become irrevocable on such date and shall not be changed thereafter under any circumstances.

(b) Concurrent with the time of his initial Compensation Deferral Election relating to amounts to be credited to his Compensation Deferral Subaccount B and his Matching Contribution Subaccount pursuant to Section 3.01, if applicable, the Participant shall select from the following forms the manner in which all amounts thereafter credited to his Compensation Deferral Subaccount B and his Matching Contribution Subaccount shall be distributed:

(1) Single, lump sum payment; or
(2) Substantially equal monthly or annual installments over a period of not more than twenty (20) years.
Any subsequent change by the Participant to this selected form of payment shall be subject to the following conditions:  the change must be made at least 12 months in advance of the date the initial payment under the prior election is scheduled to be made; the change cannot take effect until at least 12 months after it is made; and the initial payment pursuant to the change shall not be made until a date that is at least five years from the date such payment would otherwise have been made under the initial election.  If a Participant fails to elect, by the end of the Election Period described in Section 3.01(a) for the Participant’s initial Compensation Deferral Election, the manner in which payment of the Participant’s Compensation Deferral Subaccount B and Matching Contribution Subaccount will be made, then the Employer shall pay the benefit in substantially equal monthly installments over a period of five (5) years; provided, however, that such Participant may change this default form of payment subject to the foregoing rules for making changes in elective forms of payment.

(c) Except as provided in the following sentence, distribution of a Participant's benefit shall be made or commence on the first payroll payment date in the month following the date the benefit becomes payable pursuant to Section 4.01, or as soon thereafter as administratively practicable, but in no event later than 90 days after the date the benefit becomes payable; provided, however, that other than in the case of a non-employee director, if the Participant’s benefit becomes payable due to the Participant’s separation from service, distribution of the Participant’s benefit shall be made or shall commence  on the first payroll payment date of the seventh month following the last day of the month in which the benefit becomes payable pursuant to Section 4.01, or as soon thereafter as administratively practicable, but in no event later than 90 days after such payroll payment date.  Subsequent installment payments, if applicable, shall be made monthly or annually pursuant to the Participant’s election (or monthly, absent such an election) until the benefit is fully paid, and any installment payments subject to delay under this Section 4.02(c) will result in an extension of the payout period commensurate with such delay rather than be paid at the time benefit payments commence.

(d) In the event the Participant dies before the payment of his benefit commences, the Participant's benefit shall be paid to his Beneficiary under the method determined under subsection 4.02(a) and (b).  In the event the Participant dies after the payment of his benefit commences but prior to the complete distribution of his benefit, the balance of the Participant's benefit shall be paid to his Beneficiary under the method by which the benefit was being paid to the Participant.

(e) For purposes of the Plan, “disability” shall mean that the Participant, by reason of a medically determinable physical or medical impairment that can be expected to result in death or expected to last for a continuous period of at least twelve months, (i) is unable to engage in any substantial gainful activity or (ii) has received income replacement benefits for a period of at least three months under an accident or health plan of the Employer.

Section 4.03:  Hardship Distributions.

(a) At any time prior to the date a Participant's benefit becomes payable under Section 4.01, a Participant who has an immediate and heavy financial need may request to receive all or a portion of that part of his accrued benefit credited to his Compensation Deferral Subaccount A.  If the Administrator, in its sole discretion, determines that a distribution would be necessary on account of an immediate and heavy financial need, and is necessary to satisfy such financial need, the Participant shall receive the requested amount, or such lesser amount that the Administrator determines is necessary, from the Participant’s Compensation Deferral Subaccount A in a single, cash payment.  All distributions under this Section 4.03(a) are subject to the following rules.

(1) A distribution shall not be deemed on account of an immediate and heavy financial need unless it is made for the purpose of:

(A) defraying medical expenses (as described in Code section 213(d)) incurred by the Participant, the Participant's use  or any dependents of the Participant; or

(B) preventing the eviction of the Participant from his principal residence or a foreclosure on the mortgage of the Participant's principal residence.

(2) A distribution shall not be deemed necessary to satisfy an immediate and heavy financial need unless the following requirements are satisfied:

(A) the distribution is not in excess of the immediate and heavy financial need of the Participant (including any income taxes reasonably anticipated to result from the distribution); and

(B) the Participant is prohibited from making Compensation Deferrals to the Plan for a period of not less than 12 months following the date of distribution.

(3) A Participant requesting a distribution under this Section 4.03 shall have the burden of presenting to the Administrator evidence of the immediate and heavy financial need, and the Administrator shall not approve such request without first receiving such evidence.

(4) Any amount distributed to a Participant under this Section 4.03 shall reduce the amount of the Participant's benefit that may otherwise become payable under Section 4.01.

(b) At any time prior to the date a Participant’s benefit becomes payable under section 4.01, a Participant who has an Unforeseeable Emergency may request to receive all or a portion of that part of his accrued benefit credited to his Compensation Deferral Subaccount B (but not any related contribution credited to the Matching Contribution Subaccount).  If the Administrator determines that a distribution is necessary on account of the Unforeseeable Emergency, the Participant shall receive no more than the amount of his accrued benefit that is necessary to alleviate the Unforeseeable Emergency in a single cash payment.  Distributions under this Section 4.03(b) are subject to the following rules.

(1) A distribution shall not be deemed on account of an Unforeseeable Emergency unless the Participant is experiencing a severe financial hardship on account of an injury or illness of himself, a spouse or dependent resulting in medical expenses, a casualty loss of the Participant’s property, an imminent foreclosure on or eviction from the Participant’s primary residence, or unpaid funeral expenses of a spouse or a dependent.

(2) Purchase of a residence and payment of educational expenses shall not be deemed Unforeseeable Emergencies.

(3) A Participant requesting a distribution under this Section 4.03(b) shall have the burden of presenting to the Administrator evidence of the Unforeseeable Emergency, and the Administrator shall not approve such request without first receiving such evidence.

(4) Any amount distributed to a Participant under this Section 4.03(b) shall reduce the amount of the Participant’s benefit that may otherwise become payable under Section 4.01.

(5) Any distribution must be limited to the amount reasonably necessary to satisfy the emergency need (which may include amounts necessary to pay any taxes or penalties reasonably anticipated to result from the distribution).

(6) In determining the amount necessary to satisfy the emergency, the Administrator shall take into account the extent to which the hardship is or may be relieved through reimbursement or compensation by insurance or otherwise; by liquidation of the Participant’s assets, to the extent the liquidation would not cause severe financial hardship; or by cessation of deferrals under the Plan; provided, however, the Administrator shall not take into account for this purpose amounts available to the Participant under any qualified plan or under Section 4.03(a) hereof.

ARTICLE V. -  ADMINISTRATION

Section 5.01:Administrative Authority.   The Administrator shall have the responsibility for and the control of the operation and administration of the Plan, and shall have the power and authority to take all action and, in its sole discretion, to make all decisions and interpretations which may be necessary or appropriate in order to administer and operate the Plan, including, but not limited to, the power and responsibility to:

(a) Determine and resolve all disputes or questions arising under the Plan, including the power to determine the rights of Employees, Participants and Beneficiaries, and their respective benefits, and to remedy or resolve any ambiguities, inconsistencies or omissions in the Plan;

(b) Adopt such rules of procedure and regulations as may in its opinion be necessary for the proper and efficient administration of the Plan and as are consistent with the Plan, including in particular rules and procedures governing the manner and frequency of Participant investment directions;

(c) Implement the Plan in accordance with its terms and the rules and regulations adopted as above;

(d) Make determinations with respect to the eligibility of any Employee as a Participant and make determinations concerning the crediting and distribution of Plan Accounts;

(e) Prepare and distribute to Participants annual statements of account;

(f) select, monitor and change the investment alternatives available to Participants under the Plan; and

(g) Appoint any persons or firms, or otherwise act to secure specialized advice or assistance, as it deems necessary or desirable in connection with the administration and operation of the Plan, and the Administrator shall be entitled to rely conclusively upon, and shall be fully protected in any action or omission taken by it in good faith reliance upon, the advice or opinion of such persons or firms.

Section 5.02:  Claims Procedure.  Any person claiming a benefit under the Plan (a "Claimant") shall present the claim, in writing, to the Administrator, and the Administrator shall respond in writing.  If the claim is denied, the written notice of denial shall state, in a manner calculated to be understood by the Claimant:

(a) The specific reason or reasons for the denial, with specific references to the Plan provisions on which the denial is based;

(b) A description of any additional material or information necessary for the Claimant to perfect his claim and an explanation of why such material or information is necessary; and

(c) An explanation of the Plan's claims review procedure.

The written notice denying or granting the Claimant's claim shall be provided to the Claimant within sixty (60) days after the Administrator's receipt of the claim, unless circumstances require an extension of time for processing the claim.  If such an extension is required, written notice of the extension shall be furnished by the Administrator to the Claimant within the initial sixty (60) day period and in no event shall such an extension exceed a period of sixty (60) days from the end of the initial sixty (60) day period.  Any claim not granted or denied within the period described above shall be deemed to have been denied.

Any Claimant whose claim is denied, or deemed to have been denied under the preceding sentence may, within sixty (60) days after the Claimant's receipt of notice of the denial, or after the date of the deemed denial, request a review of the denial by notice given in writing to the Administrator.  Upon such a request for review, the claim shall be reviewed by the Administrator (or its designated representative) which may, but shall not be required to, grant the Claimant a hearing.  In connection with the review, the Claimant may have representation, may examine pertinent documents, and may submit issues and comments in writing.

The decision on review normally shall be made within sixty (60) days of the Administrator's receipt of the request for review.  If an extension of time is required, the Claimant shall be notified in writing by the Administrator, and the time limit for the decision on review shall be extended to one hundred twenty (120) days.  The decision on review shall be in writing and shall state, in a manner calculated to be understood by the Claimant, the specific reasons for the decision and shall include references to the relevant Plan provisions on which the decision is based.  The written decision on review shall be given to the Claimant within the sixty (60) day (or, if applicable, the one hundred twenty (120) day) time limit described above.  If the decision on review is not communicated to the Claimant within the sixty (60) day (or, if applicable, the one hundred twenty (120) day) period described above, the claim shall be deemed to have been denied upon review.  All decisions on review shall be final and binding with respect to all concerned parties.

ARTICLE VI. - MISCELLANEOUS

Section 6.01:  Treatment of Employers.  Notwithstanding any other provision herein to the contrary, each Employer shall be deemed an Employer only with respect to its own Employees.  Any and all rights of a Participant (and his Beneficiary) shall be limited to, and binding upon, the Employer(s) by whom the Employee is or was employed or on whose board the Employee serves or served, and only the general assets of such Employer(s) may be used to fund the Account of the Participant under the Trust.  No Participant (or Beneficiary) shall have any rights hereunder with respect to any other Employer.

Section 6.02:  Amendment.  Fulton Financial Corporation shall have the right to amend the Plan at such time or times and in such manner as it deems advisable and, by adopting this Plan, each Employer is deemed to consent to, and be bound by, any such amendment without further act or deed.  Notwithstanding the foregoing, no amendment shall affect the amount of the Participant's accrued but unpaid benefit (including the amount of the deemed earnings that have accrued thereon), or the right of the Participant to receive his accrued but unpaid benefit, at the time the amendment becomes effective.

Section 6.03:Termination.  The Employer shall have the right to terminate the Plan at any time.  No termination, however, shall affect the amount of the Participant's accrued but unpaid benefit determined as of the termination of the Plan, or the right of the Participant to receive such accrued but unpaid benefit.  In general, the termination of the Plan shall not result in the acceleration of the otherwise applicable time of payment of a Participant’s benefit under the Plan, with the following exceptions:

(a) If the Plan is terminated due to a dissolution of or a change in control (meeting the minimum requirements for a change in control as defined in the Treasury regulations promulgated under Code section 409A) of the Employer, within twelve months of the date of the dissolution or change in control, an accelerated distribution of Participant benefits is permitted, provided all of the conditions under Treasury Regulations section 1.409A-3(j)(4)(ix)(B) are satisfied.

(b) If (1) the Employer decides to terminate the Plan in connection with a decision to cease sponsoring account balance nonqualified deferred compensation plans entirely, (2) all such plans are concurrently terminated, and (3) no new account balance nonqualified deferred compensation plans are established by the Employer for a period of at least three (3) years, then an accelerated distribution of Participant benefits is permitted on account of the termination of the Plan provided the entire distribution is made in the period that begins 12 months after the termination date and ends 24 months after the termination date.

Section 6.04:   No Assignment.  No Participant shall have the power to pledge, transfer, assign, anticipate, mortgage or otherwise encumber or dispose of in advance any interest in amounts payable hereunder or any of the payments provided for herein, nor shall any interest in amounts payable hereunder or in any payments be subject to seizure for payment of any debts, judgments, alimony or separate maintenance, or be reached or transferred by operation of law in the event of bankruptcy, insolvency or otherwise.

Section 6.05:  No Guarantee of Employment/Participant's Rights Unsecured.  Nothing contained in the Plan shall be construed as a contract of employment or deemed to give any Participant the right to be retained in the employ or service of the Employer, or to grant any equity or other interest in the assets, business or affairs of the Employer.  No Participant (or Beneficiary) shall have a security interest in assets of the Employer for the payment of benefits, and the right of the Participant (or Beneficiary) to receive benefits hereunder shall be an unsecured claim against the general assets of the Employer. A Participant or Beneficiary shall have a claim against the assets held in the Participant’s Account under the Trust; provided, however, that such assets shall remain subject to the claims of the Employer’s creditors, and the Participant or Beneficiary shall have only the rights of an unsecured creditor of the Employer in the event of an Employer’s insolvency.

Section 6.06:   Governing Law.  Except to the extent preempted by federal law, this Plan shall be construed and enforced under the laws of the Commonwealth of Pennsylvania.  This Plan is intended to comply with the requirements of Code section 409A, the regulations thereunder and other official guidance relating thereto, and the terms and provisions of this Plan are to be construed consistent with these authorities, such that no benefit hereunder shall be included in a Participant’s gross income pursuant to such section.

    IN WITNESS WHEREOF, the Employer has caused this Amended and Restated Plan to be signed by its duly authorized officers as of the day, month and year first above written.

ATTEST: ______________________________________	FULTON FINANCIAL CORPORATION By: ______________________________________